Pension Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Components of net periodic benefit cost
Service cost	$ 357	$ 304
Interest cost	179	173
Expected return on plan assets	(227)	(239)
Amortization of prior service cost	15	15
Amortization of net loss	154	66
Net periodic benefit cost	$ 478	$ 319